Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 12, 1998





                MARRIOTT HOTEL PROPERTIES II LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



Delaware                        0-28222                        52-1990352
(State or other         (Commission File Number)            (I.R.S.Employer
jurisdiction of                                            Identification No.)
incorporation or
organization)



  10400 Fernwood Road, Bethesda, MD                                  20817-1109
(Address of principal executive office)                              (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070













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ITEM 5.       OTHER EVENTS

On June 12, 1998, September 9, 1998 and December 3, 1998, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Reports on Form 10-Q. Such letters are being filed as exhibits to this Current Report on Form 8-K.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

              99.1 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended March 27, 1998.

              99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended June 19, 1998.

              99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 11, 1998.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       MARRIOTT HOTEL PROPERTIES II
                                       LIMITED PARTNERSHIP

                                       By:    MARRIOTT MHP TWO CORPORATION
                                              General Partner



December 18, 1998                      By:      /s/ Earla L. Stowe
                                                ------------------
                                                Name:  Earla L. Stowe
                                                Title: Vice President and Chief
                                                       Accounting Officer


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                                  EXHIBIT INDEX

              Exhibit No.:              Description:
              99.1                      Letter from the General Partner to the
                                        Limited  Partners of the Partnership
                                        that accompanied the Partnership's
                                        Quarterly Report on Form 10-Q for the
                                        Quarter Ended March 27, 1998.

              99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended June 19, 1998.

              99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 11, 1998.